THIRD AMENDMENT OF AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT OF AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into effective February 3, 2006, between ALAMO GROUP INC., a Delaware corporation ("Borrower"), each of the banks or other lending institutions that is a signatory to this Amendment (collectively, "Lenders"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors and permitted assigns, "Administrative Agent").

R E C I T A L S

A.        Reference is hereby made to that certain Amended and Restated Revolving Credit Agreement dated as of August 25, 2004, by and among Borrower, Lenders, and Administrative Agent (as renewed, extended, modified, and amended from time to time, the "Credit Agreement"), providing for a revolving line of credit and a letter of credit facility.

B.         In connection with the Credit Agreement, and in order to evidence Borrower's obligations thereunder, Borrower executed and delivered to Lenders (a) that certain Revolving Credit Note dated August 25, 2004, payable to the order of Bank of America, N.A. in the original principal amount of $25,000,000 (the "Original BofA Note"), (b) that certain Revolving Credit Note dated August 25, 2004, payable to the order of JPMorgan Chase Bank in the original principal amount of $25,000,000 (the "Original JP Note"), and (c) that certain Revolving Credit Note dated August 25, 2004, payable to the order of Guaranty Bank in the original principal amount of $20,000,000 (the "Original Guaranty Note" the Original BofA Note, the Original JP Note, and the Original Guaranty Note are collectively, the "Original Notes" and individually, an "Original Note").

C.         Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

D.        Borrower, Lenders, and Administrative Agent desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Amendments to the Credit Agreement.

(a)        Paragraph C. of the Recitals of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

C.         The Company has requested that Lenders make available under this facility $125,000,000, and give the Company the option to expand the facility by $25,000,000, to $150,000,000, at the Company's election and pursuant to the terms of this Agreement.

(b)        Section 1 of the Credit Agreement is hereby amended to delete the definitions of "Obligated Group," "Permitted Acquisition," "Revolving Credit Commitment," and "Revolving Credit Notes" in their entirety and replace such definitions with the following:

"Obligated Group" means the Company, Alamo Capital Inc., a Nevada corporation; Alamo Group (IA) Inc., a Nevada corporation; Alamo Group (KS) Inc., a Kansas corporation; Alamo Group (SMC) Inc., a Nevada corporation; Alamo Group (TX) L.P., a Delaware limited partnership;  Alamo Group (USA) Inc., a Delaware corporation; Alamo Group Holdings, L.L.C., a Delaware limited liability company; Alamo Sales Corp., a Delaware corporation; Herschel Adams Inc., a Nevada corporation; Alamo Group (IL) Inc., a Delaware corporation, f/k/a M&W Gear Company; Schulte (USA) Inc., a Florida corporation; Schwarze Industries, Inc., an Alabama corporation; Tiger Corporation, a Nevada corporation, Alamo Group Services Inc., a Delaware corporation, Alamo Group (OH) Inc., a Delaware corporation, NP Real Estate Inc., an Ohio corporation, and any such other Person that the Company requests be included in the Obligated Group on the prior written approval of the Required Lenders, which approval shall not be unreasonably withheld.

"Permitted Acquisition" means an Acquisition by the Company or any Consolidated Subsidiary of the Company with respect to which each of the following conditions shall have been satisfied:

(a)        the consideration paid for any individual Acquisition shall be less than $20,000,000, provided however that, notwithstanding the limitation in this clause (a), the consideration paid for the Gradall Acquisition shall not exceed $65,000,000;

(b)        the consideration paid for all Acquisitions during the current fiscal year, in the aggregate, after giving effect to the Acquisition, shall not exceed $30,000,000, provided however, that for the fiscal year 2006, the Gradall Acquisition shall not be included in the amounts used to determine the limitation contained in this clause (b) for such fiscal year;

(c)        the Company has provided to Administrative Agent and Lenders all information and documentation reasonably requested by Administrative Agent and Lenders regarding the Acquisition;

(d)        as of the closing of such Acquisition, after giving effect to such Acquisition, no Event of Default or Potential Default shall exist or occur as a result of, and after giving effect to, such Acquisition;

(e)        not less than five (5) Business Days prior to the closing of any Acquisition, Administrative Agent shall have received a certificate in the form of Exhibit Q dated on or immediately prior to the date of the Acquisition, executed by the President or a Vice President of the Company (i) confirming that all representations and warranties set forth in the Loan Documents continue to be true and correct in all material respects immediately prior to and after giving effect to the Acquisition and the transactions contemplated thereby, and, for any Acquisition in which the total consideration is equal to or greater than $20,000,000, certifying pro forma financial statements of the Company and its Consolidated Subsidiaries demonstrating compliance with the covenant set forth in Section 8.16 including in such calculation the Target Operating Cash Flow (as if the business, assets or Person acquired had been acquired since the first (1st) day of the period for which such pro forma financial statements are delivered and had been managed and conducted in accordance with the Company's standard business practices) for the prior four (4) fiscal quarters of the Company and its Consolidated Subsidiaries.

"Revolving Credit Commitment" means for each Lender, the amount set forth in Exhibit R, as the same may be increased or decreased from time to time by assignment pursuant to Section 12.10 hereof, decreased pursuant to Section 2.01(a), decreased by the Required Lenders pursuant to Section 10.01, or increased pursuant to Section 2.01(b),  and "Revolving Credit Commitments" shall mean the aggregate commitments of all Lenders.

"Revolving Credit Notes" means the Amended and Restated Revolving Credit Notes dated February 3, 2006, executed by the Company, substantially in the form of Exhibit B attached hereto, one payable to each Lender in an amount equal to the Revolving Credit Commitment of such Lender, as the same may be amended, supplemented, modified or restated from time to time, evidencing the obligation of the Company to repay the Revolving Credit Loan, and all renewals, modifications and extensions thereof, such notes are in amendment, restatement, and increase, but not extinguishment, of the Revolving Credit Notes dated August 24, 2005, executed by the Company, one payable to each Lender.

(c)        Section 1 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

"Gradall Acquisition" means the Acquisition of the assets of The Gradall Company, and Ohio corporation, by Alamo Group (OH) Inc., a Delaware corporation and NP Real Estate Inc., an Ohio corporation, as set forth in the Gradall Purchase Agreement.

"Gradall Purchase Agreement" means that certain Asset Purchase Agreement dated February 3, 2006, by and among The Gradall Company, an Ohio corporation, Alamo Group (OH) Inc., a Delaware corporation, NP Real Estate Inc., an Ohio corporation, Gradall Industries, Inc., a Delaware corporation, JLG Industries, Inc., a Pennsylvania corporation, and the Company.

(d)        Section 2.03(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)        Request For Advance.  Each request by the Company to Administrative Agent for an Advance under Section 2.01 (a "Request For Advance") shall specify the aggregate amount of the requested Advance, the requested date of the Advance, and, when the Request For Advance specifies a Eurodollar Advance, the Interest Period applicable thereto.  The Company shall furnish to Administrative Agent the Request For Advance by 10:00 a.m. central standard time, at least three (3) Business Days before any requested Eurodollar Advance date (which must be a Business Day) and on the same Business Day of any requested borrowing date for a Prime Rate Advance.  Any such Request For Advance shall: (i) in the case of a Prime Rate Advance, be in the form attached hereto as Exhibit D, and (ii)  in the case of a Eurodollar Advance, be in the form attached hereto as Exhibit E.

(e)        Section 2.05(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(d)           Applicable Margin. As used in this Agreement and the other Loan Documents, "Applicable Margin" means, as to the Loans, a rate per annum determined for each fiscal quarter during the Company's Fiscal Year, beginning with the quarter ending September 30, 2004, by reference to the Leverage Ratio as of the end of the fiscal quarter (herein called the "date of determination"), as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 8.01(d) and the type of Advance or Facility Fee, as applicable, as follows:

(i)         if, on any date of determination, the following is met:  the Leverage Ratio is equal to or less than 1.00 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.00% for Prime Rate Advances, 0.875% for Eurodollar Advances, and 0.125% for the Facility Fee; and if not, then

(ii)        if, on any date of determination, the following is met: the Leverage Ratio is greater than 1.00 to 1.0 and less than or equal to 1.50 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.00% for Prime Rate Advances, 1.00% for Eurodollar Advances, and 0.125% for the Facility Fee; and if not, then.

(iii)       if, on any date of determination, the following is met: the Leverage Ratio is greater than 1.50 to 1.0 and less than or equal to 2.00 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.00% for Prime Rate Advances, 1.125% for Eurodollar Advances, and 0.125% for the Facility Fee; and if not, then

(iv)       if, on any date of determination, the following is met: the Leverage Ratio is greater than 2.00  to 1.0 and less than or equal to 2.50 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.125% for Prime Rate Advances, 1.375% for Eurodollar Advances, and 0.25% for the Facility Fee; and if not, then

(v)        if, on any date of determination, the following is met: the Leverage Ratio is greater than 2.50  to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 0.25% for Prime Rate Advances, 1.75% for Eurodollar Advances, and 0.25% for the Facility Fee.

For Eurodollar Advances, the Applicable Margin for a Loan Year applies both to (i) Advances made during the current Loan Year and (ii) Advances outstanding during the current Loan Year that were made during a prior Loan Year.

If the interest rate changes hereunder because of a change in the Applicable Margin, interest shall accrue at the changed rate beginning the first day of the month  after the earlier of the date on which the Company provides, or by which it was required to provide, pursuant to Section 8.01(d) of this Agreement, the financial information necessary to determine the Applicable Margin.  The Applicable Margin in effect from February 3, 2006 through the delivery of the Compliance Certificate for the period ending March 31, 2006 shall be determined based upon Pricing Level 4 as set forth in clause (iv) above.

(f)         Section 2.01(b)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)         Upon notice to Administrative Agent (which shall promptly notify Lenders), the Company may from time to time, request an increase in the Revolving Credit Commitments of up to $25,000,000, resulting in an increased Revolving Credit Commitments of up to $150,000,000, provided that, (A) each increase in the Revolving Credit Commitments shall be in the minimum amount of $10,000,000 or a greater integral multiple of $5,000,000, (B) after giving effect to the increase in the Revolving Credit Commitments, the Revolving Credit Commitments do not exceed $150,000,000, and (C) no Potential Default or Event of Default exists. At the time of sending such notice, the Company (in consultation with Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to Lenders). Each Lender shall notify Administrative Agent within such time period whether or not it agrees to increase its Commitment, and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. Administrative Agent shall notify the Company and each Lender of Lenders' responses to each request made hereunder.  To achieve the full amount of a requested increase, the Company may also invite additional eligible assignees to become Lenders. Any increase in the Revolving Credit Commitments must be effected by an amendment that is executed in accordance with Section 12.01 by the Company, Administrative Agent, and the one or more Lenders who have agreed to increase their Commitments or by new Lenders who have agreed to new Commitments in accordance with Section 12.01.

(g)        Section 8.18 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.18     Minimum Asset Coverage Ratio.  The Company shall maintain, as of any date during the term hereof, a minimum Asset Coverage Ratio of (a) 2.50 to 1.00 from February 3, 2006 until the earlier of (i) the receipt by any member of the Obligated Group of Net Cash Proceeds of any Equity Issuance, and (ii) September 30, 2007, and (b) thereafter, 3.00 to 1.00.

(h)        Article 8 of the Credit Agreement is hereby amended to add the following Section 8.19:

8.19.    Hazardous Materials.

(a)        Indemnity Regarding Hazardous Materials.   The Company will indemnify and hold harmless the Administrative Agent or any Lender from any loss or liability the Administrative Agent and each Lender incurs in connection with or as a result of this Agreement, which directly or indirectly arises out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials.  The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff).  The indemnity extends to the Administrative Agent, each Lender, and all of their respective directors, officers, employees, agents, successors, attorneys and assigns.

(b)        Compliance Regarding Hazardous Materials.  The Company represents and warrants that the Company and each Subsidiary has complied with all current and future laws, regulations and ordinances or other requirements of any governmental authority relating to or imposing liability or standards of conduct concerning protection of health or the environment or hazardous substances.

(c)        Notices Regarding Hazardous Materials.  The Company will promptly notify the Administrative Agent in writing of any threatened or pending investigation of the Company or any Subsidiary, or its or their operations by any Governmental Authority under any current or future Environmental Law.

(d)        Site Visits, Observations and Testing.  The Administrative Agent and its agents and representatives will have the right at any reasonable time, after giving notice to the Company pursuant to Section 819(e) below, to enter and visit any real property of the Company or any Subsidiary for the purposes of observing such real property, taking and removing environmental samples, and conducting tests.  The Company shall reimburse the Administrative Agent on demand for the costs of any such environmental investigation and testing.  The Administrative Agent will make reasonable efforts during any site visit, observation or testing conducted pursuant this paragraph to avoid interfering with the Company's or such Subsidiary's use of the real property.  The Administrative Agent is under no duty to observe the real property or to conduct tests, and any such acts by the Administrative Agent will be solely for the purposes of protecting the Administrative Agent's and Lender's rights under this Agreement.  No site visit, observation or testing or any report or findings made as a result thereof ("Environmental Report") (i) will result in a waiver of any default of the Company; (ii) impose any liability on the Administrative Agent or any Lender; or (iii) be a representation or warranty of any kind regarding the real property (including its condition or value or compliance with any Laws) or the Environmental Report (including its accuracy or completeness).  In the event the Administrative Agent has a duty or obligation under applicable Laws, regulations or other requirements to disclose an Environmental Report to the Company or any other party, the Company authorizes the Administrative Agent to make such a disclosure.  The Company further understands and agrees that any Environmental Report or other information regarding a site visit, observation or testing that is disclosed to the Company by the Administrative Agent or its agents and representatives is to be evaluated (including any reporting or other disclosure obligations of the Company) by the Company without advice or assistance from the Administrative Agent.

(e)        Notice Regarding Site Visits, Observations and Testing.  Prior to entering or visiting any real property of the Company or any of its Subsidiaries for the purpose of (x) observing such real property, (y) taking and removing environmental samples, or (z) conducting tests under Section 8.19(d), Administrative Agent shall: (i) with respect to the real property transferred to NP Real Estate Inc., an Ohio corporation, under the Gradall Purchase Agreement (the "Gradall Property"), during the term of the indemnification for Qualified Environmental Matters pursuant to Section 6.02(b) of the Gradall Purchase Agreement (the "Gradall Property Indemnification"), give the Company 180 days notice; and (ii) with respect to all other real property, including the Gradall Property following the termination or extinguishment of the Gradall Property Indemnification, give the Company reasonable notice.

(f)         Continuing Obligation.  The Company's obligations to the Administrative Agent and the Lenders under this Section 8.19, except the obligation to give notices to the Administrative Agent, shall survive termination of this Agreement and repayment of the Obligations.

(i)         The Lender's Revolving Credit Commitments listed on each Lender's signature page to the Credit Agreement are hereby deleted in their entireties.

(j)         The Credit Agreement is hereby amended to add Exhibit R attached hereto.

(k)       Exhibit H of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit H attached hereto.

(l)         Exhibit J (and attached Schedule A thereto) are hereby deleted in their entirety and replaced with Exhibit J (and attached Schedule A) attached hereto.

(m)       Exhibit M of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit M attached hereto.

(n)        Exhibit N of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit N attached hereto.

2.         Amended and Restated Notes.  Borrower shall execute an (a) Amended and Restated  Note dated February 3, 2006, payable to the order of Bank of America, N.A. in the original principal amount of $45,000,000 (the "BofA Note"), (b) Amended and Restated  Note dated February 3, 2006, payable to the order of JPMorgan Chase Bank in the original principal amount of $45,000,000 (the "JP Note"), and (c) Amended and Restated  Note dated February 3, 2006, payable to the order of Guaranty Bank in the original principal amount of $35,000,000 (the "Guaranty Note" the BofA Note, the JP Note, and the Guaranty Note are collectively, the "Amended and Restated Notes" and individually, an "Amended and Restated Note") which Amended and Restated Notes are in amendment, and increase, and not extinguishment, of the Original Notes.

3.         Amendment of Credit Agreement and Other Loan Documents.

(a)        All references in the Loan Documents to the Credit Agreement shall include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b)        All references in the Loan Documents to any Original Note shall include references to the Amended and Restated Notes as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(c)        Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.         Waiver.

(a)        Pursuant to the definition of "Permitted Acquisition" and Section 8.01(f) of the Credit Agreement, Borrower is required, not less than five (5) Business Days prior to the closing of any Acquisition, to deliver to Administrative Agent a certificate in the form of Exhibit Q to the Credit Agreement together with the representations, financial statements, and financial calculations required thereby (a "Permitted Acquisition Certificate").  Borrower has provided to Administrative Agent and Lenders preliminary financial statements and financial calculations regarding the Gradall Acquisition, but will not have final financial statements and financial calculations prior to the consummation of the Gradall Acquisition. Borrower has requested that Administrative Agent and Lenders waive the receipt of the Permitted Acquisition Certificate and final financial statements and financial calculations regarding the Gradall Acquisition, each in form and substance acceptable to Administrative Agent and Lenders, for a period of thirty (30) days from the date of this Amendment.

(b)        By execution of this Amendment, Administrative Agent and each Lender executing this Amendment (collectively, "Consenting Lenders") hereby waive the delivery of receipt of the Permitted Acquisition Certificate and final financial statements and financial calculations regarding the Gradall Acquisition until 12:00 noon (central time) on March 3, 2006.

(c)        The waiver hereby granted by Administrative Agent and Consenting Lenders does not (i) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document and shall not impair any right that Administrative Agent and Lenders may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, and (ii) impair any of Administrative Agent's or any Lender's rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents.  The Loan Documents continue to bind and inure to Borrower, Administrative Agent, and Lenders, and their respective successors and permitted assigns.  Failure to provide any of the items listed in Paragraph 4(a) above on or before the date specified above, shall be an Event of Default under the Credit Agreement.

5.         Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens (if any)) including, without limitation, the Amended and Restated Notes, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent and Lenders may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any).

6.         Representations.  Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) each of the items and documents listed on Exhibit A (the "Amendment Documents") have been duly authorized, executed, and delivered by Borrower and each Guarantor, as applicable; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of the Amendment Documents by Borrower and each Guarantor; (c) the Loan Documents, as amended by the Amendment Documents, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by debtor relief laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and each Guarantor of the Amendment Documents does not require the consent of any other Person and do not and will not constitute a violation of any governmental requirement, order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to the Amendment Documents, no Potential Default or Event of Default exists.

7.         Conditions.  This Amendment shall not be effective unless and until:

(a)        the Administrative Agent shall have received each of the items and documents listed on Exhibit A (the "Amendment Documents"), each acceptable to Administrative Agent in its sole discretion;

(b)        the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)        the Administrative Agent shall have received (a) an upfront fee in the amount of $68,750, to be shared among the Lenders based on their Pro Rata Share, and (b) each other fee referenced in that certain Fee Letter dated January 5, 2006, by and between Borrower and Administrative Agent; and

(d)        after giving effect to this Amendment, no Potential Default or Event of Default exist.

8.         Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

9.         Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

10.       Parties.  This Amendment binds and inures to Borrower, Administrative Agent, and each Lender and their respective successors and permitted assigns.

11.       Entireties.  The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten agreements between the parties.

[Remainder of Page Intentionally Left Blank;
Signature Pages to Follow.]

SIGNATURE PAGE TO THIRD AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

EXECUTED as of the day and year first mentioned.

ALAMO GROUP INC.,
a Delaware corporation

By:
            Robert H. George
            Vice President

Signature Page to Third Amendment

SIGNATURE PAGE TO THIRD AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
                                                                                    Suzanne Paul, Vice President

Signature Page to Third Amendment

SIGNATURE PAGE TO THIRD AMENDMENT OF
REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,
as a Lender

By:
                                                                                    Stevens E. Warrick, Senior Vice President

            Signature Page to Third Amendment

SIGNATURE PAGE TO THIRD AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

JP MORGAN CHASE BANK, as a Lender

By:
            Mark V. Harris, Senior Vice President

            Signature Page to Third Amendment

SIGNATURE PAGE TO THIRD AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

GUARANTY BANK, as a Lender

By:
                                                                                    Joseph N. Petet, Senior Vice President

            Signature Page to Third Amendment

SIGNATURE PAGE TO THIRD AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

To induce the Administrative Agent and Lenders to enter into this Amendment, each of the undersigned (a) consent and agree to this Amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to Administrative Agent on behalf of Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), including, without limitation, the Amended and Restated Notes, (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any), and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Administrative Agent, Lenders, and their respective successors and permitted assigns.

ALAMO CAPITAL INC.,	ALAMO GROUP (TX) L.P.,
a Nevada corporation	a Delaware limited partnership
By:	By: Alamo Group Holdings, LLC,
Robert H. George	a Delaware limited liability company,
Vice President - Administration	its General Partner
By:
ALAMO GROUP (IA) INC.,	Robert H. George
a Nevada corporation	Vice President - Administration
By:
Robert H. George	ALAMO GROUP (USA) INC.,
Vice President - Administration	a Delaware corporation
By:
ALAMO GROUP (KS) INC.,	Robert H. George
a Kansas corporation	Vice President - Administration
By:
Robert H. George	ALAMO GROUP HOLDINGS, L.L.C.,
Vice President - Administration	a Delaware limited liability company
By:
ALAMO GROUP (SMC) INC.,	Robert H. George
a Nevada corporation	Vice President - Administration
By:
Robert H. George
Vice President - Administration

 Signature Page to Third Amendment

ALAMO SALES CORP.,	HERSCHEL‑ADAMS INC.,
a Delaware corporation	a Nevada corporation
By:	By:
Robert H. George	Robert H. George
Vice President - Administration	Vice President - Administration

ALAMO GROUP (IL) INC., f/k/a M&W Gear Company, a Delaware corporation	SCHULTE (USA) INC.,
By:	a Florida corporation
Robert H. George	By:
Vice President ‑ Administration	Robert H. George
Vice President - Administration
SCHWARZE INDUSTRIES, INC.,
an Alabama corporation	TIGER CORPORATION,
By:	a Nevada corporation
Robert H. George	By:
Vice President - Administration	Robert H. George
Vice President ‑ Administration
ALAMO GROUP SERVICES, INC.,
a Delaware corporation	Alamo Group (OH) Inc., a Delaware corporation
By:	By:
Robert H. George	Name:
Vice President - Administration	Title:

NP REAL ESTATE Inc., an Ohio corporation
By:
Name:
Title:

 Signature Page to Third Amendment

EXHIBIT A

AMENDMENT DOCUMENTS

1.         Amendment;

2.         BofA Note;

3.         JP Note;

4.         Guaranty Note;

5.         Guaranty Agreement executed by Alamo Group (OH) Inc., a Delaware corporation ("Alamo OH"), for the benefit of Administrative Agent and Lenders;

6.         Guaranty Agreement executed by NP Real Estate Inc., an Ohio corporation ("NP"), for the benefit of Administrative Agent and Lenders;

7.         Officer's Certificate of Borrower certifying as to (a) no changes to the constituent documents of the Borrower since the Officer's Certificate dated August 25, 2004, delivered to Administrative Agent and Lenders in connection with the Credit Agreement, (b) the incumbency of the officer's of Borrower authorized to execute the Amendment Documents, and (c) resolutions of the Board of Directors of Borrower authorizing the Amendment Documents;

8.         Officer's Certificate of Alamo OH certifying as to (a) the constituent documents of Alamo OH, (b) the incumbency of the officer's of Alamo OH authorized to execute the Amendment Documents to which Alamo OH is a party, and (c) resolutions of the Board of Directors of Alamo OH authorizing the Amendment Documents to which Alamo OH is a party;

9.         Officer's Certificate of NP certifying as to (a) the constituent documents of NP, (b) the incumbency of the officer's of NP authorized to execute the Amendment Documents to which NP is a party, and (c) resolutions of the Board of Directors of NP authorizing the Amendment Documents to which NP is a party;

10.       Officer's Certificate of Alamo Group (IL) INC., f/k/a M&W Gear Company ("Alamo IL"), certifying as to (a) the constituent documents of Alamo IL, (b) the incumbency of the officer's of Alamo IL authorized to execute the Amendment Documents to which Alamo IL is a party, and (c) resolutions of the Board of Directors of Alamo IL authorizing the Amendment Documents to which Alamo IL is a party;

11.       Officer's Certificate of each Obligated Party (other than Borrower, Alamo OH, Alamo IL, and NP) certifying as to (a) no changes to the constituent documents of such Obligated Party since the Officer's Certificate dated August 25, 2004, delivered to Administrative Agent and Lenders in connection with the Credit Agreement, (b) the incumbency of the officer's of such Obligated Party authorized to execute the Amendment Documents to which such Obligated Party is a party, and (c) resolutions of the Board of Directors of Borrower authorizing the Amendment Documents to which such Obligated Party is a party;

12.        Fully executed copy of the Gradall Purchase Agreement together with all schedules and exhibits thereto;

13.        Such other items and documents as Administrative Agent and Lenders shall reasonably request.

EXHIBIT H

Permitted Liens

Secured Party	Pledgor	Description of Collateral
Ford Motor Credit Corp	Schwarze Industries, Inc.	Floor Planned Chassis purchased from Mid Tenn Ford
MB Credit Corp	Schwarze Industries, Inc.	Floor Planned Chassis purchased from Neely Coble
National Australia Bank (Line of Credit and Security Agreement)	Schwarze Industries, Inc.	All assets except R/E, Bank of America Letter of Credit
Australian Guarantee Corporation (capital lease)	Schwarze Industries, Inc.	Sweepers
Toronto Dominion	Schulte (USA) Inc.	Accounts Receivable, Inventory Alamo Group, Inc. -Guaranty
Hitachi Capital America Corporation	Schwarze Industries, Inc.	Chassis

EXHIBIT J

COMPLIANCE CERTIFICATE

Date:

Bank of America, N.A.
300 Convent Street
Post Office Box 300
San Antonio, Texas  78291

Attn: Stevens E. Warrick, Senior Vice President

This Certificate is delivered to you pursuant to that certain Amended and Restated Revolving Credit Agreement (the "Loan Agreement"), dated August 25, 2004, by and between Bank of America, as Administrative Agent for the Lenders, the Lenders and Alamo Group Inc. (the "Company") and the subsidiaries of the Company named therein as members of the "Obligated Group."  All capitalized terms not otherwise defined shall have the meaning assigned to them in the Loan Agreement.

As of the date of this Certificate, the Company certifies to Lenders the following:

I.      COMPLIANCE:

A.    The representations and warranties stated in Article 6 of the Loan Agreement continue to be true, except:

[List any exceptions]

B.    The Company has performed and fulfilled all of its obligations stated in Article 8 of the Loan Agreement, except:

[List any exceptions]

C.    The Company and each other member of the Obligated Group has kept, observed, performed and fulfilled each and every covenant and condition stated in Article 9 of the Loan Agreement, except:

[List any exceptions]

D.    There are no Events of Default or Potential Default in existence as such term is defined in Article 10 of the Loan Agreement, except:

[List any exceptions]

E.     Neither the Company nor any Obligated Group member is involved in any material litigation, except:

[List any exceptions]

F.     The accompanying balance sheet and operating statement and supporting financial data have been prepared in accordance with GAAP and are true and correct, subject to normal year end audit and adjustments.

1

G.    The Company's computations of the following financial covenants of the Company contained in the Loan Agreement and as calculated on the attached Schedule A are as follows, and are correct:

(a)           Minimum Fixed Charge Coverage Ratio
(Section 8.14 - minimum of 1.25 to 1.0):                                                           to

(b)           Minimum Consolidated Tangible Net Worth
(Section 8.15 - minimum of
$_____________, subject to annual
adjustment):                                                                                 $

(c)           Maximum Leverage Ratio
(Section 8.16 - maximum of
3.25 to 1.0:                                                                                                       to

(d)           Minimum Asset Coverage Ratio
(Section 8.18 - minimum of (a) 2.50 to 1.0 from the
period beginning February 3, 2006, through the
earlier of (i) the receipt of Net Cash Proceeds from
an Equity Issuance and (ii) September 30, 2007, and
(b) all times thereafter, 3.00 to 1.00):                                                                 to

(e)           Maximum Capital Stock Repurchases
(Section 9.04 - maximum of $20,000,000
aggregate during the term of the Loan Agreement )                          $

(f)            Maximum Capital Expenditures
(Section 9.12 - maximum of $10,000,000
aggregate during any fiscal year )                                                     $

Very truly yours,

ALAMO GROUP INC.

By:

Printed Name:

Title:

2

SCHEDULE A TO COMPLIANCE CERTIFICATE

(for the period ending ___________________________)

Covenant	At End of Subject Period
1. Fixed Charge Coverage Ratio (Section 8.14)
(a) Operating Cash Flow (from Schedule B)	$
(b) Lease and rent expense (Company and Consolidated Subsidiaries)	$
(c) Maintenance Capital Expenditures (Company and Consolidated Subsidiaries)	$
(d) Cash Taxes (Company and Consolidated Subsidiaries)	$
(e) Dividends paid in cash (Company and Consolidated Subsidiaries)	$
(f) Line 1(a), plus Line 1(b), minus Line 1(c), minus Line 1(d), minus Line 1(e)		$
(g) Interest Expense (Company and Consolidated Subsidiaries)	$
(h) Principal Payments on Indebtedness for Borrowed Money (excluding the Obligation) (Company and Consolidated Subsidiaries)	$
(i) Lease and rent expense (Company and Consolidated Subsidiaries)	$
(j) Line 1(g), plus Line 1(h), plus Line 1(i)		$
(k) Fixed Charge Coverage Ratio - ratio of Line 1(f) to Line 1(j)		______ to ______
(l) Minimum Ratio (per §8.14)		1.25 to 1.00
2. Consolidated Tangible Net Worth (Section 8.15)
(a) Initial minimum Tangible Net Worth at Closing	$109,500,000
(b) Net Income (as reported on the audited financials for the fiscal year ending December 31, 2005) times 50%	$

3

(c) Net proceeds of Equity Issuances from Closing Date through the fiscal year ending December 31, 2005	$
(d) Additions for fiscal year ending December 31, 2005 (Line 2(b) plus Line 2(c))		$
(e) Net Income (as reported on the audited financials for the fiscal year ending December 31, 2006) times 50%	$
(f) Net proceeds of Equity Issuances for fiscal year ending December 31, 2006	$
(g) Additions for fiscal year ending December 31, 2006 (Line 2(e) plus Line 2(f))		$
(h) Net Income (as reported on the audited financials for the fiscal year ending December 31, 2007) times 50%	$
(i) Net proceeds of Equity Issuances for fiscal year ending December 31, 2007	$
(j) Additions for fiscal year ending December 31, 2007 (Line 2(h) plus Line 2(i))		$
(k) Net Income (as reported on the audited financials for the fiscal year ending December 31, 2008) times 50%	$
(l) Net proceeds of Equity Issuances for fiscal year ending December 31, 2008	$
(m) Additions for fiscal year ending December 31, 2008 (Line 2(k) plus Line 2(l))		$
(n) Sum of Line 2(a), plus Line 2(d), plus 2(g), plus 2(j), plus 2(m)		$
(o) Total Shareholders Equity	$
(p) Accumulated Other Comprehensive Income	$
(q) Intangible Assets	$

4

(r) Actual Consolidated Tangible Net Worth (Line 2(o), minus or plus (as applicable) Line 2(p), minus Line 2(q) - Must be greater than Line 2(n)		$
3. Leverage Ratio (Section 8.16)
(a) Indebtedness for Borrowed Money	$
(b) Capital leases	$
(c) Guaranties of Indebtedness for Borrowed Money and capital leases	$
(d) Consolidated Funded Debt - Line 3(a), plus Line 3(b), plus Line 3(c)		$
(e) Operating Cash Flow (from Schedule B)		$
(f) Leverage Ratio - ratio of Line 3(d) to Line 3(e)		______ to _____
(g) Maximum Ratio		3.25 to 1.00
4. Asset Coverage Ratio (Section 8.18)
(a) Cash Equivalent Investments	$
(b) Accounts Receivable	$
(c) Inventory	$
(d) Net PP&E	$
(e) Line 4(a), plus Line 4(b), plus Line 4(c), plus Line 4(d)		$
(f) Indebtedness for Borrowed Money	$
(g) Capital leases	$
(h) Guaranties of Indebtedness for Borrowed Money and capital leases	$
(i) Consolidated Funded Debt - Line 4(f), plus Line 4(g), plus Line 4(h)		$
(j) Asset Coverage Ratio - ratio of Line 4(e) to Line 4(i)		______ to _____
(k) Minimum Ratio

(a) 2.50 to 1.0 from the period beginning February 3, 2006, through the earlier of (i) the receipt of Net Cash Proceeds from an Equity Issuance and (ii) September 30, 2007, and
(b) at all times thereafter, 3.00 to 1.0

5

5. Maximum Capital Expenditures (Section 9.12)
(a) Actual	$
(b) Maximum Amount	$10,000,000
6. Maximum Capital Stock Repurchases (Section 9.04)
(a) Actual	$
(b) Maximum Amount	$20,000,000

6

Exhibit N

List of Existing Guarantors

Alamo Capital Inc., a Nevada corporation

Alamo Group (IA) Inc., a Nevada corporation

Alamo Group (KS) Inc., a Kansas corporation

Alamo Group (SMC) Inc., a Nevada corporation

Alamo Group (TX) L.P., a Delaware limited partnership

Alamo Group (USA) Inc., a Delaware corporation

Alamo Group Holdings, L.L.C., a Delaware limited liability company

Alamo Sales Corp., a Delaware corporation

Herschel-Adams Inc., a Nevada corporation

Alamo Group (IL) Inc.,  a Delaware corporation, f/k/a M&W Gear Company

Schulte (USA) Inc., a Florida corporation

Schwarze Industries, Inc., an Alabama corporation

Tiger Corporation, a Nevada corporation

Alamo Group Services, Inc., a Delaware corporation

Alamo Group (OH) Inc., a Delaware corporation

NP Real Estate Inc., an Ohio corporation

Exhibit M

Existing Indebtedness

Lender	Borrower	Term	Total Amount Available or Original Amount	Current Amount Outstanding	Description of Collateral
Ford Motor Credit Corp	Schwarze Industries, Inc.	Renewable Annually	$1,000,000	$ -0-	Floor Planned Chassis purchased from Mid Tenn Ford
MB Credit Corp	Schwarze Industries, Inc.	Renewable Annually	$3,000,000	$ -0-	Floor Planned Chassis purchased from Neely Coble
National Australia Bank (Line of Credit and Security Agreement)	Schwarze Industries, Inc.	Renewable Annually	$1,300,000 (Australian)	$800,000 (Australian)	All assets except R/E, Bank of America Letter of Credit
Australian Guarantee Corporation (capital lease)	Schwarze Industries, Inc.	June, 2004	$500,000 (Australian)	$200,000 (Australian)	Sweepers
Toronto Dominion	Schulte (USA) Inc.	Renewable Annually	$3,000,000 (Canadian)	$1,250,000	Accounts Receivable, Inventory Alamo Group Inc. - Guaranty
Lloyds Bank Overdraft Facility	Alamo Group Europe	Renewable Annually	$4,000,000 (British Pounds)	0	Unsecured
Siemens Financial Services, Inc. (Software License)	Alamo Group Inc.	September, 2006	$348,000	$133,000	Unsecured
Hitachi Capital America Corporation	Schwarze Industries, Inc.	Open	$500,000	$190,000	All Inventory Floored through Hitachi
AICCO, Inc. (Financing Insurance Premiums)	Alamo Group Inc.	September 1, 2006	$1,890,306	$1,374,768	Unsecured

EXHIBIT R

Revolving Credit Commitments

Lender	Commitment
Bank of America, N.A.	$45,000,000
JPMorgan Chase Bank, N.A.	$45,000,000
Guaranty Bank	$35,000,000
Total	$125,000,000